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                                                                       EXHIBIT G
                                                                       ---------


                               Power of Attorney
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, hereby makes, constitutes and appoints George Hertz and Eric B. Lass, individually, with full power of substitution as such undersigned's agent and attorney in fact in such undersigned's name for it and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, respecting securities of NovaCare Employee Services, Inc., a Delaware corporation, that the undersigned beneficially owns, including but not limited to, Schedule 13D, Schedules 13G, Forms 3, Forms 4 and Forms 5.


This power of attorney shall be valid with respect to any of the undersigned from the date hereof until revoked by such undersigned.


                              PLATO HOLDINGS, LLC


Date:  September 30, 1999     By:   /s/ George Hertz
                                 ----------------------------------------
                                 Name:  George Hertz
                                 Title: Manager


                              PLATO HOLDINGS, INC.


Date:  September 30, 1999     By:   /s/ George Hertz
                                 ----------------------------------------
                                 Name:  George Hertz
                                 Title: Vice President


                              NEW PLATO ACQUISITION, INC.


Date:  September 30, 1999     By:   /s/ George Hertz
                                 ----------------------------------------
                                 Name:  George Hertz
                                 Title: Vice President
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                              FIDELITY VENTURES LIMITED

                              By:   Fidelity Capital Associates, Inc., its
                                    General Partner


Date:  September 30, 1999     By:   /s/ George Hertz
                                 ----------------------------------------
                                 Name:  George Hertz
                                 Title: Managing Director


                              FIDELITY INVESTORS II LIMITED PARTNERSHIP

                              By: Fidelity Investors Management, LLC, its General Partner

Date:  September 30, 1999     By:   /s/ Donald S. Heaton
                                 ----------------------------------------
                                 Name:  Donald S. Heaton
                                 Title: Vice President